SUBSEQUENT EVENTS (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS
In July 2023, the Group amended the promissory note issued on July 23, 2021. Pursuant to which the Group has repaid US$7 million in principal of the then outstanding notes and extended the maturity of the promissory note to July 21, 2025. The promissory note is non-secured, bears an annual interest rate of 8%. The conversion price was adjusted to US$7.3660 to reflect the reverse recapitalization effectuated in April 2023, see Note 1. The extension of the maturity date is accounted for as a debt modification.
In August 2023, the Group entered into a purchase agreement with B. Riley Principal Capital II, LLC (“B. Riley Principal Capital II”). Pursuant to the purchase agreement, the Group has the right to sell to B. Riley Principal Capital II, up to US$150,000,000 of its Class A ordinary shares with a par value US$0.0000001 per share. The purchase agreement has the maturity date of up to 36-month anniversary from the commencement date or on the date which B. Riley Principal Capital II shall have purchased Class A ordinary shares of an aggregate gross purchase price of US$150,000,000 or other termination conditions stated in the purchase agreement.
In August 2023, the Group entered into an agreement with an asset management company (“the investee”). Pursuant to the agreement, the Group agreed to lend US$3 million, which is non-secured, bears an annual interest rate of 6% and matures in two years from the commencement date. The conversion could be in a mandatory conversion of which the investee completes a round of qualified equity financing before maturity date or an optional conversion of the Group. The lending is convertible into preferred equity of the investee at a convertible price to the lesser of 80% of the average price paid for the qualified equity financing or US$350 million divided by the number of the investee’s fully-diluted common equity equivalents to immediately prior to the completion of the qualified equity financing.
By the end of October 10, 2023, the Group purchased 38,804 Class A ordinary shares under the share repurchase program approved in June 2023. The shares were acquired at an average price of US$9.30 per share and held in treasury. The Board of Directors of the Group has approved to extend the term of the share repurchase program until December 15, 2023.
There were no other material subsequent events during the period from June 30, 2023 to the approval date of this Interim Financial Information on October 10, 2023.

23.	SUBSEQUENT EVENTS
In January and April 2023, the Group granted a total of approximately 46,806,000 share awards in two batches to the designated recipients under the 2021 Plan. Each share award grants an option for the recipient to purchase one share of the Group’s ordinary shares at an exercise price of $0.03 per share. The share awards vest in five years, and the recipient shall continue to provide services to the Group by each vesting date.
In April 2023, the Group completed the business combination with BSGA and Bitdeer Technologies Group (“BTG”) via a multiple-merger structure (the “Business Combination”). Upon completion of the Business Combination, both the Group and BSGA became a wholly-owned subsidiary of Bitdeer Technologies Group (“BTG”), the ultimate holding company, and the then issued and outstanding shares of the Group were cancelled in exchange for newly issued shares of BTG at an exchange ratio of approximately 0.00858. The Business Combination is accounted for as a “reverse recapitalization” in accordance with IFRS. Under this method of accounting, the Group will be treated as the accounting acquirer for financial reporting purposes.
There were no other material subsequent events during the period from December 31, 2022 to the approval date of this consolidated financial statements on April 19, 2023.